UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 27, 2004
                                 ---------------

                                   LION, INC.
             (Exact name of registrant as specified in its charter)
                                 ---------------

        WASHINGTON                    0-25159                   91-2094375
     (State or other          (Commission file number)        (IRS employer
     jurisdiction of                                      identification number)
     incorporation)


      4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                         98116
      (Address of principal executive offices)                      (Zip code)


           Registrant's telephone, including area code (206) 577-1440


                                  N/A
     (Former name or former address, if changed since last report)






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


                                   LION, INC.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 29, 2004, LION, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2004 and the restatement of certain financial information. A copy of the press release is furnished as
Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission, except that the following information from the press release shall be deemed filed herewith for purposes of Section 18 of the Securities Exchange Act of 1934:

REVENUE RESTATEMENT

Following the December 2003 acquisition of certain assets of Ignition Mortgage Technology Solutions, Inc., we undertook a review of our revenue recognition policies on two new large contracts in the Pipeline Tools and LockPoint Xtra(R) product lines we acquired. In order to ensure appropriate treatment for set up fees earned across all product offerings, we have determined that set up fees for certain items in the LION Pro product line should be restated to more accurately reflect the timing of revenue recognition for a portion of these sales. The cumulative effect is a $66,058 overstatement of revenue and net income during the fiscal year ended December 31, 2003, and a $7,212 overstatement during the first quarter of 2004. The following table summarizes the effect of the restatement on each of the quarters of fiscal 2003 and the first quarter of 2004:

                                                  Q103           Q203          Q303           Q403            FY03           Q104
REVENUE                                        1,786,720      1,830,974      1,869,702      2,646,692      8,134,088      3,877,393

Adjustment                                       (13,105)       (12,919)       (25,948)       (14,086)       (66,058)        (7,212)
                                              --------------------------------------------------------------------------------------
Restated Revenue                               1,773,615      1,818,055      1,843,754      2,632,606      8,068,030      3,870,181

OPERATING INCOME                                 159,640        134,720        119,418        426,190        839,968         16,692

Adjustment                                       (13,105)       (12,919)       (25,948)       (14,086)       (66,058)        (7,212)
                                              --------------------------------------------------------------------------------------
Restated Op. Income                              146,535        121,801         93,470        412,104        773,910          9,480


NET INCOME                                       155,703        130,778        115,355      2,418,951      2,820,787         12,923

Adjustment                                       (13,105)       (12,919)       (25,948)       (14,086)       (66,058)        (7,212)
                                              --------------------------------------------------------------------------------------
Restated Net Income                              142,598        117,859         89,407      2,404,865      2,754,729          5,711

After discussions with our management and independent auditors, the Audit Committee determined on July 27, 2004 that LION should restate its financial results for the year ended December 31, 2003 and the first quarter of 2004, as well as the 2004 Form 8-K financial information announcing the effect of the Ignition acquisition. The Company anticipates filing with the SEC an amended 2003 Annual Report on Form 10-KSB, Quarterly Report on Form 10-QSB for the first quarter of 2004, and an amendment to the February 23, 2004 Form 8-K/A filing as soon as is practicable. These amended reports will contain the restated financial results summarized above. Our quarterly reports to be filed during the remainder of 2004 will contain the restated financial results for the respective 2003 comparative periods. We have not amended, and do not intend to amend, any of our filed annual or quarterly reports prior to December 31, 2003.






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


                                ITEM 7. EXHIBITS

EXHIBIT NO.     DESCRIPTION
----------      -----------
99.1 Press release issued July 29, 2004, announcing earnings for the second quarter ended June 30, 2004 and the restatement of certain financial information.



                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LION, INC.
                                  (Registrant)



DATE: July 29, 2004                         BY: /s/ Randall D. Miles
                                               --------------------------------
                                               Randall D. Miles
                                               Chief Executive Officer






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